UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) August 12, 2020 (August 7, 2020)

CHUGACH ELECTRIC ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Alaska	33-42125	92-0014224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 Electron Drive, Anchorage, AK	99518
(Address of Principal’s Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (907) 563-7494

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2020, Chugach Electric Association, Inc. (“Chugach”), and Matanuska Electric Association, Inc. (“MEA”), entered into an Amended and Restated Operations Agreement for Power Pooling and Joint Dispatch (“Amended Pooling Agreement”).

As a condition of approval for the acquisition of Municipality of Anchorage d/b/a Anchorage Municipal Light & Power (“ML&P”), the Regulatory Commission of Alaska (“RCA”) included in its May 28, 2020 order a requirement that Chugach and MEA execute and file a tight power pool agreement 45 days in advance of close of the acquisition. In addition to this requirement, the RCA order required certain conditions be included in the agreement. On July 15, 2020, Chugach filed the original power pool agreement with the RCA. In an order issued on July 31, 2020, the RCA indicated that the agreement did not facially meet the requirements contained in the acquisition order.

Chugach and MEA updated the agreement and Chugach filed the Amended Pooling Agreement with the RCA on August 7, 2020. The Amended Power Pool Agreement removes certain termination provisions prior to the expiration of the 20-year term, contains clarifying language on the creation of a single load balancing area within the first year of tight pool operation, recognizes the RCA’s ability to establish just and reasonable rates or rate mechanisms, and contains clarifying language regarding the commitment to begin tight power pool operation within six months of acquisition close.

The original agreement was filed with the SEC as an exhibit to its Current Report on Form 8-K dated July 15, 2020, and is superseded and replaced with the Amended Pooling Agreement accompanying this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
10.87.1	Amended and Restated Operations Agreement for Power Pooling and Joint Dispatch between the Registrant and Matanuska Electric Association, Inc. dated August 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 12, 2020		CHUGACH ELECTRIC ASSOCIATION, INC.
	By:	/s/ Lee D. Thibert
Lee D. Thibert
Chief Executive Officer